Warrant Liability (Tables)	12 Months Ended
Dec. 31, 2021
Warrant Liability [Abstract]
Schedule of Fair Value of Warrants

The fair value of the November 2020 warrants on the various dates discussed above was calculated using a Black-Scholes option pricing model in a Monte Carlo simulation in order to evaluate the downward adjustment mechanism to the exercise price. The assumptions used at the different valuation dates are provided in the table below:

	December 31,	December 31,
	2021	2020
Underlying common share fair value (in USD)	$1.09	$4.20
Remaining life until expiry	3.8	4.8
Volatility	56.0%	49.0%
Risk-free interest rate	1.13%	0.34%
Expected dividend rate	—	—
Fair value of a warrant calculated using a Black-Sholes pricing model (in USD)	$0.08	$1.41
Fair value of exercise price adjustment mechanism (in USD)	$0.16	$0.22
Illiquidity discount	28.0%	29.0%
Fair value of a warrant (in USD)	$0.18	$1.16
Fair value of a warrant (in CAD)	$0.22	$1.47